                                                                   Exhibit 99.1


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders of R & D Hardware Systems Company of Colorado, Inc.:

We have audited the accompanying balance sheets of R & D Hardware Systems Company of Colorado, Inc. (a Colorado corporation) as of December 31, 1994 and 1993, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of R & D Hardware Systems Company of Colorado, Inc. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                              ARTHUR ANDERSEN LLP


Denver, Colorado,
  March 20, 1995

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                                 BALANCE SHEETS
                                 --------------

                        AS OF DECEMBER 31, 1994 AND 1993
                        --------------------------------


                            ASSETS                               1994        1993
                            ------                            ----------- -----------

CURRENT ASSETS:
Cash and cash equivalents (Note 2)                            $   521,526 $   664,773
Accounts receivable (Notes 2 and 3)                             1,054,110     785,396
Inventories (Note 2)                                              201,439     423,467
Current portion of notes receivable from related parties
(Note 3)                                                           35,361      41,667
Prepaid expenses and other current assets                          40,785      14,498
                                                              ----------- -----------

Total current assets                                            1,853,221   1,929,801

OPERATING EQUIPMENT, net                                            7,265      11,082

NOTE RECEIVABLE FROM RELATED PARTY (Note 3)                             -      17,361
                                                              ----------- -----------

Total assets                                                  $ 1,860,486 $ 1,958,244
                                                              =========== ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY
             ------------------------------------

CURRENT LIABILITIES:
Accounts payable (Note 3)                                     $   805,913 $ 1,475,333
Accrued liabilities                                                56,481      26,900
                                                              ----------- -----------

Total current liabilities                                         862,394   1,502,233
                                                              ----------- -----------

STOCKHOLDERS' EQUITY:
Preferred stock, $.001 par value; 100,000 shares authorized;
none issued                                                             -           -
Common stock, $.001 par value; 500,000 shares authorized;
100,000 issued and outstanding                                        100         100
Additional paid-in capital                                         22,986      22,986
Retained earnings                                                 975,006     432,925
                                                              ----------- -----------

Total stockholders' equity                                        998,092     456,011
                                                              ----------- -----------

Total liabilities and stockholders' equity                    $ 1,860,486 $ 1,958,244
                                                              =========== ===========



               The accompanying notes to financial statements are
                    an integral part of these balance sheets.

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                            STATEMENTS OF OPERATIONS
                            ------------------------

                        AS OF DECEMBER 31, 1994 AND 1993
                        --------------------------------



                                  1994        1993
                               ----------- -----------

NET SALES (Note 3)             $ 7,490,319 $ 8,238,401

COST OF SALES (Note 3)           6,554,413   7,157,362
                               ----------- -----------

GROSS MARGIN                       935,906   1,081,039
                               ----------- -----------

OPERATING EXPENSES:
General and administrative         691,114     665,617
Depreciation and amortization        3,817       4,862
                               ----------- -----------

                                   694,931     670,479
                               ----------- -----------

OPERATING INCOME                   240,975     410,560
                               ----------- -----------

OTHER INCOME:
Interest income                     38,132      42,158
Other, net (Note 3)                262,974     158,234
                               ----------- -----------

                                   301,106     200,392
                               ----------- -----------

NET INCOME                     $   542,081 $   610,952
                               =========== ===========







               The accompanying notes to financial statements are
                      an integral part of these statements.

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                       STATEMENTS OF STOCKHOLDERS' EQUITY
                       ----------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993
                 ----------------------------------------------


                                    Preferred Stock         Common Stock          Additional
                                 -------------------      -----------------         Paid-In        Retained
                                 Shares       Amount      Shares      Amount        Capital        Earnings         Total
                                 ------       ------      ------      ------      -----------      --------         -----

BALANCES, December 31, 1992            -    $       -     100,000    $    100    $     22,986    $ 1,134,533     $ 1,157,619

Net income                             -            -           -           -               -        610,952         610,952
Distributions to shareholders          -            -           -           -               -     (1,312,560)     (1,312,560)
                               ---------    ---------    --------    --------    ------------    -----------     -----------

BALANCES, December 31, 1993            -            -     100,000         100          22,986        432,925         456,011

Net income                             -            -           -           -               -        542,081         542,081
                               ---------    ---------    --------    --------    ------------    -----------     -----------

BALANCES, December 31, 1994            -    $       -     100,000    $    100    $     22,986    $   975,006     $   998,092
                               =========    =========    ========    ========    ============    ===========     ===========






               The accompanying notes to financial statements are
                      an integral part of these statements.

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993
                 ----------------------------------------------


                                                              1994        1993
                                                           ---------- ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                 $ 542,081  $   610,952
Adjustments to reconcile net income to net cash (used in)
provided by operating activities--
Depreciation and amortization                                  3,817        4,862
Changes in operating assets and liabilities--
Accounts receivable                                         (268,714)     541,483
Inventories                                                  222,028      109,920
Prepaid expenses and other current assets                    (26,287)      40,732
Accounts payable                                            (669,420)      (8,986)
Accrued liabilities                                           29,581      (43,758)
                                                           ---------  -----------

Net cash (used in) provided by operating activities         (166,914)   1,255,205
                                                           ---------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Sale of operating equipment                                        -        4,538
Receipts from note receivable from related party              41,667       45,139
Note receivable from a related party                         (18,000)           -
                                                           ---------  -----------

Net cash provided by investing activities                     23,667       49,677
                                                           ---------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders                                      -   (1,312,560)
                                                           ---------  -----------

Net cash used in financing activities                              -   (1,312,560)
                                                           ---------  -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                   (143,247)      (7,678)

CASH AND CASH EQUIVALENTS, beginning of year                 664,773      672,451
                                                           ---------  -----------

CASH AND CASH EQUIVALENTS, end of year                     $ 521,526  $   664,773
                                                           =========  ===========





               The accompanying notes to financial statements are
                      an integral part of these statements.

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                           DECEMBER 31, 1994 AND 1993
                           --------------------------


(1)      ORGANIZATION
         ------------

R & D Hardware Systems Company of Colorado, Inc. (the "Company"), is a distributor of computer equipment, including equipment manufactured by Unisys Corporation, International Business Machines, Inc. ("IBM"), WYSE, Uniplex and FacetTerm. The Company sells computer equipment through a reseller network.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     Accounts Receivable
     -------------------

The Company grants credit to its customers in the form of short-term receivables. The creditworthiness of customers is evaluated prior to the extension of credit and management believes there are no significant concentrations of credit risk.

     Inventories
     -----------

Inventories consist of computer equipment purchased for resale and are stated at the lower of cost (average cost method) or market. In general, inventory purchases are recorded at the time the equipment is shipped, at which time title passes to the Company. In 1994 and 1993, IBM and Unisys were the primary suppliers of inventory to the Company.

     Income Taxes
     ------------

The Company has elected to be treated as an S Corporation under the Internal Revenue Code. Accordingly, the taxable income, loss and credits of the Company are included in the personal tax returns of the stockholders and the Company itself has no income tax liability.

     Cash Equivalents
     ----------------

For purposes of the statements of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

(3)  RELATED PARTY TRANSACTIONS
     --------------------------

During the years ended December 31, 1994 and 1993, the Company sold computer equipment in the amounts of approximately $1,642,000 and $1,855,000, with related costs of sales of approximately $1,444,000 and $1,700,000, respectively, to an entity related through substantially common ownership. In 1994, the Company also provided equipment procurement services for this entity, for which the Company recorded approximately $200,000, which has been reflected as other income in the statement of operations for the year ended December 31, 1994. Additionally, at December 31, 1994 and 1993, the Company had accounts receivable from this entity of approximately $101,000 and $69,000, and amounts payable to this entity of approximately $25,000 and $285,000, respectively. In 1994 and 1993, this related party performed a substantial amount of administration and management activities for the Company, and the Company paid approximately $170,000 and $192,000, respectively, in management fees and expense reimbursements.
In 1992, the Company recorded a $125,000 advance to an entity related through substantially common ownership. The advance was classified as a note receivable, which does not bear interest, and requires 36 monthly payments of $3,472, with the last payment due in June 1995. Amounts due under this note are $17,361 as of December 31, 1994.

In 1994, the Company advanced $18,000 in the form of a note receivable to a shareholder. This note receivable has been reflected as a component of notes receivable from related parties in the accompanying balance sheet as of December 31, 1994. The note bears interest at an annual rate of 5.95% and principle plus accrued interest is due in December 1995.

The Company leases space from a related party under a month-to-month lease. Rental expense paid to this related party totaled $46,847 and $48,975 for the years ended December 31, 1994 and 1993, respectively.

(4)      PROFIT SHARING PLAN
         -------------------

The Company has a profit sharing plan covering substantially all full-time employees who meet certain minimum age and employment requirements. In 1993, the Company restated the profit sharing plan to include a qualified deferral arrangement as described in Section 401(k) of the Internal Revenue Code. Under this plan, as amended, the Company may declare a profit sharing contribution of up to 15% of a participants compensation, and/or a discretionary match of a percentage of participant deferrals. Profit sharing contributions of $17,579 were authorized for the year ended December 31, 1994, and no contributions were authorized for 1993.

(5)      MAJOR CUSTOMERS
         ---------------

In 1994 and 1993, the Company had two major customers, each of which comprised more than 10% of sales. One of these customers, a related party through substantially common ownership, represented 22% and 23% of sales in 1994 and 1993, respectively. The other customer represented 16% and 15% of sales in 1994 and 1993, respectively.

(6)  SUBSEQUENT EVENT
     ----------------

In February 1995, in a series of transactions, the Company acquired certain assets of a software company for approximately $50,000 in cash and assumed approximately $140,000 in payables.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders of R & D Hardware Systems Company of Colorado, Inc.:

We have audited the accompanying balance sheets of R & D Hardware Systems Company of Colorado, Inc. (a Colorado corporation) as of December 31, 1993 and 1992, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R & D Hardware Systems Company of Colorado, Inc. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                  ARTHUR ANDERSEN & CO.


Denver, Colorado,
  March 18, 1994

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                                 BALANCE SHEETS
                                 --------------

                        AS OF DECEMBER 31, 1993 AND 1992
                        --------------------------------


                            ASSETS                               1993        1992
                            ------                            ----------- -----------

CURRENT ASSETS:
Cash and cash equivalents (Note 2)                            $   664,773 $   672,451
Accounts receivable (Notes 2 and 3)                               785,396   1,326,879
Inventories (Note 2)                                              423,467     533,387
Current portion of note receivable from related party
(Note 3)                                                           41,667      45,139
Prepaid expenses and other current assets                          14,498      55,230
                                                              ----------- -----------

Total current assets                                          $ 1,929,801 $ 2,633,086

OPERATING EQUIPMENT, net                                           11,082      20,482

NOTE RECEIVABLE FROM RELATED PARTY (Note 3)                        17,361      59,028
                                                              ----------- -----------

Total assets                                                  $ 1,958,244 $ 2,712,596
                                                              =========== ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY
             ------------------------------------

CURRENT LIABILITIES:
Accounts payable (Note 3)                                     $ 1,475,333 $ 1,484,319
Accrued liabilities                                                26,900      65,520
Customer deposits                                                       -       5,138
                                                              ----------- -----------

Total current liabilities                                       1,502,233   1,554,977
                                                              ----------- -----------

STOCKHOLDERS' EQUITY:
Preferred stock, $.001 par value; 100,000 shares authorized;
none issued                                                             -           -
Common stock, $.001 par value; 500,000 shares authorized;
100,000 issued and outstanding                                        100         100
Additional paid-in capital                                         22,986      22,986
Retained earnings                                                 432,925   1,134,533
                                                              ----------- -----------

Total stockholders' equity                                        456,011   1,157,619
                                                              ----------- -----------

Total liabilities and stockholders' equity                    $ 1,958,244 $ 2,712,596
                                                              =========== ===========




               The accompanying notes to financial statements are
                    an integral part of these balance sheets.

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                            STATEMENTS OF OPERATIONS
                            ------------------------

                        AS OF DECEMBER 31, 1993 AND 1992
                        --------------------------------



                                  1993         1992
                               ----------- ------------

NET SALES (Note 3)             $ 8,238,401 $ 9,581,985

COST OF SALES (Note 3)           7,157,362   8,272,861
                               ----------- -----------

GROSS MARGIN                     1,081,039   1,309,124
                               ----------- -----------

OPERATING EXPENSES:
General and administrative         665,617     795,641
Depreciation and amortization        4,862       4,877
                               ----------- -----------

                                   670,479     800,518
                               ----------- -----------

OPERATING INCOME                   410,560     508,606
                               ----------- -----------

OTHER INCOME (EXPENSE):
Interest income                     42,158      24,678
Interest expense (Note 3)                -     (11,391)
Other, net                         158,234     142,517
                               ----------- -----------

                                   200,392     155,804
                               ----------- -----------

NET INCOME                     $   610,952 $   664,410
                               =========== ===========





               The accompanying notes to financial statements are
                      an integral part of these statements.

                 R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                 ------------------------------------------------

                       STATEMENTS OF STOCKHOLDERS' EQUITY
                       ----------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1992
                 ----------------------------------------------


                                   Preferred Stock         Common Stock       Additional
                                 -------------------    -----------------       Paid-In       Retained
                                 Shares      Amount     Shares     Amount       Capital       Earnings       Total
                                 ------      ------     ------     ------     -----------     --------       -----

BALANCES, December 31, 1991            -   $       -    100,000   $    100   $     22,986   $   621,512    $   644,598

Net income                             -           -          -          -              -       664,410        664,410
Distributions to shareholders          -           -          -          -              -      (151,389)      (151,389)
                               ---------   ---------   --------   --------   ------------   -----------    -----------

BALANCES, December 31, 1992            -           -    100,000        100         22,986     1,134,533      1,157,619

Net income                             -           -          -          -              -       610,952        610,952
Distributions to shareholders          -           -          -          -              -    (1,312,560)    (1,312,560)
                               ---------   ---------   --------   --------   ------------   -----------    -----------

BALANCES, December 31, 1993            -   $       -    100,000   $    100   $     22,986   $   432,925    $   456,011
                               =========   =========   ========   ========   ============   ===========    ===========





               The accompanying notes to financial statements are
                      an integral part of these statements.

                R & D HARDWARE SYSTEMS COMPANY OF COLORADO, INC.
                ------------------------------------------------

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1992
                 ----------------------------------------------


                                                                 1993        1992
                                                             ------------ ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                   $   610,952  $ 664,410
Adjustments to reconcile net income to net cash provided by
operating activities--
Depreciation and amortization                                      4,862      4,877
Changes in operating assets and liabilities--
Accounts receivable                                              541,483   (131,382)
Inventories                                                      109,920    736,324
Prepaid expenses and other current assets                         40,732    (31,662)
Accounts payable                                                  (8,986)  (520,645)
Accrued liabilities                                              (38,620)    51,179
Customer deposits                                                 (5,138)   (19,262)
                                                             -----------  ---------

Net cash provided by operating activities                       1,255,205   753,839
                                                             ------------ ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of operating equipment                                       -     (3,236)
Sale of operating equipment                                        4,538          -
Note receivable from related party                                     -   (125,000)
Repayments of note receivable from related party                  45,139     20,833
                                                             -----------  ----------

Net cash provided by (used in) investing activities               49,677   (107,403)
                                                             -----------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of note to related party                                    -   (248,594)
Distributions to shareholders                                 (1,312,560)  (151,389)
                                                             -----------  ---------

Net cash used in financing activities                         (1,312,560)  (399,983)
                                                             -----------  ---------

NET (DECREASE) INCREASE IN CASH AND CASH
  EQUIVALENTS                                                     (7,678)   246,453

CASH AND CASH EQUIVALENTS, beginning of year                     672,451    425,998
                                                             -----------  ---------

CASH AND CASH EQUIVALENTS, end of year                       $   664,773  $ 672,451
                                                             ===========  =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest                                       $         -  $  13,638
                                                             ===========  =========




               The accompanying notes to financial statements are
                      an integral part of these statements.

                 R & D HARDWARE SYSTEMS COMPANY OF COLORADO INC.
                 -----------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                           DECEMBER 31, 1993 AND 1992
                           --------------------------


(1)  ORGANIZATION
     ------------

R & D Hardware Systems Company of Colorado, Inc. (the "Company"), is a distributor of computer equipment, including equipment manufactured by Unisys Corporation, International Business Machines, Inc. ("IBM"), WYSE, Cambex, Uniplex and FacetTerm. The Company sells computer equipment through a dealer network.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     Accounts Receivable
     -------------------

The Company grants credit to its customers in the form of short-term receivables. The creditworthiness of customers is evaluated prior to the extension of credit and management believes there are no significant concentrations of credit risk.

     Inventories
     -----------

Inventories consist of computer equipment purchased for resale and are stated at the lower of cost (average cost method) or market. In general, inventory purchases are recorded at the time the equipment is shipped, at which time title passes to the Company. In 1993 and 1992, IBM and Unisys were the primary suppliers of inventory to the Company.

     Income Taxes
     ------------

The Company has elected to be treated as an S Corporation under the Internal Revenue Code. Accordingly, the taxable income, loss and credits of the Company are included in the personal tax returns of the stockholders and the Company itself has no income tax liability.

     Cash Equivalents
     ----------------

For purposes of the statements of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

(3)  RELATED PARTY TRANSACTIONS
     --------------------------

During the years ended December 31, 1993 and 1992, the Company sold computer equipment in the amounts of approximately $1,855,000 and $2,019,000, with related costs of sales of approximately $1,700,000 and $1,841,000, respectively, to an entity related through substantially common ownership. Additionally, at December 31, 1993 and 1992, the Company had accounts receivable from this entity of approximately $69,000 and $449,000, and amounts payable to this entity of approximately $285,000 and $18,000, respectively. Interest expense related to a note payable to this entity, which was fully repaid in 1992, was $11,391 in that year. In 1993, this related party performed a substantial amount of administration and management activities for the Company, and the Company paid approximately $192,000 in management fees and expense reimbursements.
In 1992, the Company recorded a $125,000 advance to an entity related through common ownership. The advance was reclassified as a note receivable, which does not bear interest, and requires 36 monthly payments of $3,472. Repayments due under the note are as follows:


                         1994     $ 41,667
                         1995       17,361
                                  --------
                                  $ 59,028
                                  ========


(4)  LEASES
     ------

In December 1991, an entity owned by the Company's principal stockholders purchased the building in which the Company leases space to conduct its operations. Effective February 1, 1992, this lease was amended to become cancelable, and payments are due on a month-to-month basis. Rental expense totaled approximately $48,975 and $63,430 for the years ended December 31, 1993 and 1992, respectively.

(5)  PROFIT SHARING PLAN
     -------------------

The Company has a profit sharing plan covering substantially all full-time employees who meet certain minimum age and employment requirements. The Board of Directors may authorize contributions annually of up to 15% of a participant's compensation. Contributions of approximately $14,800 were authorized for the year ended December 31, 1992, and are included in accrued liabilities in the accompanying balance sheet as of December 31, 1992. No contributions were authorized for 1993.

(6)  MAJOR CUSTOMERS
     ---------------

In 1993, the Company had two major customers each of which comprised more than 10% of sales. One of these customers, a related party through substantially common ownership, had sales in the amount of approximately $1,855,000. The other customer had sales in the amount of approximately $1,228,000. Related accounts receivable for these two customers were approximately $69,000 and $143,000, respectively, at December 31, 1993.